                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          First BancTrust Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           FIRST BANCTRUST CORPORATION
                            101 SOUTH CENTRAL AVENUE
                                  P.O. BOX 880
                                 PARIS, IL 61944
                                 (217) 465-6381

                                                                  March 23, 2007

Dear Stockholder:

     I am pleased to invite you to attend the First BancTrust Corporation's 2007 annual meeting of stockholders on Monday, April 23, 2007. We will hold the meeting at 10:00 a.m. at the Human Resources Center, 118 East Court Street, Paris, Illinois.

     On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find the Company's 2006 annual report and your proxy card, which allows you to vote on these matters.

     Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. PLEASE COMPLETE AND MAIL IN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that stockholders vote FOR each of the proposals stated in the proxy statement.

     The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

                                        Sincerely,


                                        ----------------------------------------
                                        Terry J. Howard
                                        President and Chief Executive Officer

                           FIRST BANCTRUST CORPORATION
                            101 SOUTH CENTRAL AVENUE
                                  P.O. BOX 880
                                 PARIS, IL 61944

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME..........................   10:00 a.m., local time, on Monday, April 23,
                                 2007

PLACE.........................   The Human Resources Center
                                 118 East Court Street Paris,
                                 Illinois

ITEMS OF BUSINESS.............   (1)  To elect two members of the Board of
                                      Directors for three-year terms.

                                 (2)  To ratify the selection of BKD, LLP as
                                      independent auditors of the Company for
                                      the 2007 fiscal year.

                                 (3)  To transact such other business as may
                                      properly come before the Meeting.

ANNUAL REPORT.................   Our 2006 annual report, which is not a part of
                                 the proxy soliciting material, is enclosed.

RECORD DATE...................   You can vote if you are a stockholder of record
                                 on March 9, 2007.

QUORUM........................   A majority of the shares of common stock must
                                 be represented at the meeting. If there are
                                 insufficient shares, the meeting may be
                                 adjourned.

March 23, 2007


                                        ----------------------------------------
                                        David W. Dick, Corporate Secretary

                                TABLE OF CONTENTS

SOLICITATION AND VOTING....................................................    4
   Stockholders Entitled to Vote...........................................    4
   Voting Procedures.......................................................    4
   Voting Procedures for Shares in the Company's 401(k) Plan or ESOP.......    5
   Required Vote...........................................................    5
   Revoking a Proxy........................................................    5
   List of Stockholders....................................................    5
   Cost of Proxy Solicitation..............................................    6
   Inspector of Election...................................................    6
   Other Matters...........................................................    6
GOVERNANCE OF THE COMPANY..................................................    6
   Role and Composition of the Board of Directors..........................    6
   The Executive Committee.................................................    7
   The Audit Committee.....................................................    7
   Audit Committee Financial Expert........................................    7
   The Nominating Committee................................................    7
   The Compensation Committee..............................................    8
   Code of Ethics..........................................................    9
   Stockholder Communications with the Board...............................    9
ITEM 1. ELECTION OF DIRECTORS..............................................    9
   NOMINEES WHOSE TERMS WILL EXPIRE IN 2010................................   10
   CONTINUING DIRECTORS WITH TERMS EXPIRING 2008...........................   10
   CONTINUING DIRECTORS WITH TERMS EXPIRING 2009...........................   11
ITEM 2. RATIFICATION OF AUDITORS...........................................   11
   Audit Fees..............................................................   11
   Audit Related Fees......................................................   11
   Tax Fees................................................................   12
   All Other Fees..........................................................   12
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST HIGHLY
   COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS
   AS A GROUP..............................................................   13
SECURITY OWNERSHIP OF STOCKHOLDER HOLDING 5% OR MORE.......................   14
COMPENSATION DISCUSSION AND ANALYSIS.......................................   15
   Employment Agreements...................................................   19
   401(k) Plan.............................................................   20
   Voluntary Employee's Benefit Association................................   20
   Employee Stock Ownership Plan and Trust.................................   20
   2002 Stock Option Plan..................................................   20
   2002 Recognition and Retention Plan.....................................   21
   Deferred Compensation Plan..............................................   21
   Option Grants in 2006...................................................   21
   Termination/Change-in-Control Payments..................................   22
   Directors' Compensation.................................................   23
INTERLOCKS AND RELATED PARTY TRANSACTIONS..................................   24
   Transactions With Certain Related Persons...............................   24
   Compensation Committee Interlocks and Insider Participation.............   25
COMPENSATION COMMITTEE REPORT..............................................   25
AUDIT COMMITTEE REPORT.....................................................   25
COMPLIANCE WITH SECTION 16.................................................   26
STOCKHOLDER PROPOSALS......................................................   26

                           FIRST BANCTRUST CORPORATION
                            101 SOUTH CENTRAL AVENUE
                                  P.O. BOX 880

                                 PARIS, IL 61944

                             SOLICITATION AND VOTING

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of First BancTrust Corporation (the "Company" "we" or "us") is soliciting your proxy to vote at the 2007 annual meeting of Stockholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

     You are invited to attend our Annual Meeting on April 23, 2007 beginning at 10:00 a.m., local time. The Annual Meeting will be held at the Human Resources Center, 118 East Court Street, Paris, Illinois.

     This Proxy Statement and the enclosed form of proxy are being mailed starting on or about March 23, 2007.

STOCKHOLDERS ENTITLED TO VOTE

     Holders of record of common stock of the Company at the close of business on March 9, 2007 are entitled to receive this notice. Each share of common stock of the Company is equal to one vote.

     There is no cumulative voting at the Annual Meeting.

     As of the record date, there were 2,293,400 common shares issued and outstanding.

VOTING PROCEDURES

     Unless you hold your shares in the Company's Retirement Savings Plan (the "401(k) Plan") or the Employee Stock Ownership Plan and Trust (the "ESOP"), you can vote on matters to come before the meeting in one of two ways:

          -    you can come to the Annual Meeting and cast your vote there; or

          - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S 401(K) PLAN OR ESOP

     If you participate in the Company's 401(k) Plan or ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan or ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan or ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcomed.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" are not counted in determining the vote. As to ratification of BKD, LLP and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker "non votes" are again not counted for purposes of approving the matter.

REVOKING A PROXY

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

          -    you may send in another proxy with a later date;

          - you may notify the Company's Secretary in writing at First BancTrust Corporation, 101 South Central Avenue, P.O. Box 880, Paris, Illinois 61944; or

          - unless you hold shares in the 401(k) Plan or ESOP, you may revoke by voting in person at the Annual Meeting.

     If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

LIST OF STOCKHOLDERS

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose related to the Annual Meeting at the Company's offices at 101 South Central Avenue, Paris, Illinois for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

COST OF PROXY SOLICITATION

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

     Your proxy returned in the enclosed envelope will be delivered to the Company's transfer agent, Illinois Stock Transfer Company. The Board of Directors has designated Illinois Stock Transfer Company to act as inspectors of election and to tabulate the votes at the Annual Meeting. Illinois Stock Transfer Company is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

                            GOVERNANCE OF THE COMPANY

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

     Our Company's Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Certificate of Incorporation requires the vote of stockholders. The Board of Directors selects the management of the Company which is responsible for the Company's day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. Vick N. Bowyer, David W. Dick, John P. Graham, Terry T. Hutchison, James D. Motley, John W. Welborn, and Joseph R. Schroeder are independent as independence is defined in listing standards for the Nasdaq Stock Market, as those standards have been modified or supplemented.

     Members of the Board of Directors serve also as Directors of First Bank & Trust, S.B. (the "Bank"). The Bank is the Company's wholly owned subsidiary. You will find a discussion of its activities in your Annual Report.

     During 2006, the Board of Directors met as the Company's Board of Directors eight times. In addition, the Board of Directors has authorized four Committees to manage distinct matters of the Company. These Committees are the Executive Committee, Audit Committee, the Nominating Committee, and the Compensation Committee. Membership on each of the Committees is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2006.

        NAME          BOARD   EXECUTIVE   AUDIT   NOMINATING   COMPENSATION
        ----          -----   ---------   -----   ----------   ------------
Vick N. Bowyer          X         X                    X
David W. Dick           X         X                    X             X
John P. Graham          X                   X                        X
Terry J. Howard         X         X
Terry T. Hutchison      X                   X
James D. Motley         X         X         X          X             X
Joseph R. Schroeder     X                              X             X
John W. Welborn         X         X         X
   Meetings in 2006     8         0         4          1             3

THE EXECUTIVE COMMITTEE

     The Executive Committee generally acts in lieu of the full board of directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire board of directors.

THE AUDIT COMMITTEE

     The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and stockholders. The Committee is responsible for the following tasks:

          -    maintaining a liaison with the outside auditors;

          -    reviewing the adequacy of internal controls;

          - reviewing with management and outside auditors financial disclosures of the Company; and

          - reviewing any material changes in accounting principles or practices used in preparing statements.

AUDIT COMMITTEE FINANCIAL EXPERT

     Our Board of Directors has determined that we have an Audit Committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. James D. Motley is our Audit Committee financial expert, and he is independent as independence for audit committee members is defined in the listing standards for the Nasdaq Stock Market, as those standards have been modified or supplemented.

THE NOMINATING COMMITTEE

     Our Board of Directors has a Nominating Committee which consists of four directors. Vick N. Bowyer, David W. Dick, James D. Motley, and Joseph R. Schroeder are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for stockholder approval at the annual meeting of stockholders or to fill any vacancies. During the fiscal year ended December 31, 2006, the Nominating Committee held one meeting.

     Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was attached as an appendix to the proxy statement in connection with the 2005 annual meeting and is also available to stockholders on our website, at http://www.firstbanktrust.com. Each of the members of our Nominating Committee is independent as independence is defined in the listing standards for the Nasdaq Stock Market, as those standards have been modified or supplemented.

     The Nominating Committee's policy is to consider director candidates recommended by stockholders. Such recommendations must be made pursuant to timely notice in writing to:

                           First BancTrust Corporation
                            101 South Central Avenue
                                  P.O. Box 880
                              Paris, Illinois 61944

     Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Bylaws. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders' notice must be delivered to or received by the Secretary not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. No notice has been received by the Company in connection with the Annual Meeting. Each written notice of a stockholder nomination must set forth certain information specified in the Bylaws. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Bylaws.

     The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a stockholder. Historically, nominees have been existing directors or business associates of our directors or officers.

THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is comprised entirely of independent directors who meet the requirements of independence set forth in the listing standards for The NASDAQ Stock Market.

     The primary responsibility of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities with respect to: (i) overseeing the Company's compensation policies and practices; (ii) reviewing and approving annual compensation and compensation procedures for the Company's CEO, other executive officers, key leaders, and employees; and (iii) overseeing and recommending director compensation to the Board of Directors. More specifically, the Compensation Committee's responsibilities include: overseeing the Company's general compensation structure, policies and programs, and assessing whether the Company's compensation structure establishes appropriate incentives for management and employees; making recommendations to the Board of Directors with respect to the Company's incentive compensation and equity-based compensation plans, including the Company's stock option plan and stock grant plan; reviewing and approving compensation procedures for the Company's executive officers; recommending to the Board of Directors for approval the compensation of executive officers; recommending to the independent directors for approval of the compensation of the CEO based on relevant corporate goals and objectives as well as the Compensation Committee's performance evaluation of the CEO; reviewing and recommending to the Board of Directors for approval the compensation of other executive officers, key leaders, and employees; reviewing and recommending to the Board of Directors employment and retention agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements; reviewing the compensation of directors for service on the Board of Directors and its committees and recommending changes in compensation to the Board of Directors.

     Company management provides recommendations regarding most compensation matters, not including CEO compensation and director compensation, to the Compensation Committee. The Compensation Committee has available to it an outside compensation consultant, and has worked with the consultant to gather comparative compensation data from independent sources and to develop a comprehensive compensation program. The committee is also responsible for reviewing and recommending that the Company's Compensation Discussion and Analysis be included in this proxy statement.

     Our Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available to stockholders on our website at http://www.firstbanktrust.com. The Compensation Committee Charter does not provide for any delegation of these Compensation Committee Duties.

CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

     - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     - Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

     -    Compliance with applicable governmental laws, rules and regulations;

     - The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

     -    Accountability for adherence to the code.

     This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as Exhibit 14. We have also posted it on our Web site at http://www.firstbanktrust.com. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 101 South Central Avenue, P.O. Box 880, Paris, Illinois 61944. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K,
Item 406(b) by posting such information on our Web site at http://www.firstbanktrust.com within five business days following the date of the amendment or waiver.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     Our Board of Directors has a process for stockholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 101 South Central Avenue, P.O. Box 880, Paris, Illinois 61944. All of these communications will be reviewed by our Secretary
(1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of stockholders, if possible. All of our directors attended the 2006 annual meeting of stockholders.

                          ITEM 1. ELECTION OF DIRECTORS

     Currently, the Board of Directors has eight members divided into three classes of two or three directors per class. Each class of directors has three-year terms. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

     Two directors will be elected at the Annual Meeting to serve for three-year terms expiring at our Annual Meeting in the year 2010.

     The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the two nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2010 at the Annual Meeting: John W. Welborn and Terry T. Hutchison.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

     We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting is set forth below. Such terms may include years of services for the Bank prior to the formation of the Company.

                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2010

     NAME AND AGE AS OF                    POSITION, PRINCIPAL OCCUPATION,
     THE ANNUAL MEETING                 BUSINESS EXPERIENCE AND DIRECTORSHIP
     ------------------             --------------------------------------------
Terry T. Hutchison..........   54   Self-employed Business Consultant, Paris,
                                    Illinois since July 2002. Manager and owner
                                    of Parkway Furniture Co., Paris, Illinois
                                    from November 1976 to June 2002. Director
                                    since 1989.

John W. Welborn.............   61   Chairman of the Board. Director since 1995.
                                    Retired. Facilities Manager, TRW, Inc.,
                                    Marshall, Illinois from November 1971 to
                                    June 2001.

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2008

     NAME AND AGE AS OF                    POSITION, PRINCIPAL OCCUPATION,
     THE ANNUAL MEETING                 BUSINESS EXPERIENCE AND DIRECTORSHIP
     ------------------             --------------------------------------------
David W. Dick...............   57   Director since 1996. Senior Partner Gladding
                                    & Dick Insurance, agents for Country
                                    Insurance and Financial Services,
                                    Bloomington, Illinois. Illinois licensed
                                    Embalmer and Funeral Director.

John P. Graham..............   54   Director since 2006. Director of Accounting,
                                    Regency Associates, Champaign, Illinois,
                                    since October 1988.

Terry J. Howard.............   59   Director since November 2000. President and
                                    Chief Executive Officer of the Company since
                                    November 2000. Executive Vice President of
                                    First Bank from May 1988 to June 1999.
                                    President and Chief Executive Officer of
                                    First Bank since June 1999.

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2009

     NAME AND AGE AS OF                    POSITION, PRINCIPAL OCCUPATION,
     THE ANNUAL MEETING                 BUSINESS EXPERIENCE AND DIRECTORSHIP
     ------------------             --------------------------------------------
Joseph R. Schroeder.........   56   Director since 1997. Attorney in private
                                    practice with the law firm of Bennett,
                                    Schroeder & Wieck, Marshall Illinois.

James D. Motley.............   62   Director since 2002. Self-employed owner of
                                    the accounting firm James D. Motley, C.P.A.,
                                    Paris, Illinois.

Vick N. Bowyer..............   55   Director since 2003. Principal and co-owner
                                    of Linsco/Private Ledger Branch, a
                                    registered broker-dealer, Marshall,
                                    Illinois, since April 2000. Financial
                                    advisor and principal, Raymond James
                                    Financial, a registered broker-dealer, at
                                    Citizens National Bank of Paris, Illinois,
                                    from January 1996 to April 2000.

                        ITEM 2. RATIFICATION OF AUDITORS

     The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as our independent auditors for 2007 and is seeking the ratification of the appointment of BKD, LLP by our stockholders.

     In the event our stockholders fail to ratify the selection of BKD, LLP, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of BKD, LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

     Audit fees and expenses billed to the Company by BKD, LLP for the audit of the Company's financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, and for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

  2006      2005
-------   -------
$66,848   $61,000

AUDIT RELATED FEES

     Audit related fees and expenses billed to the Company by BKD, LLP for fiscal years 2006 and 2005 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees" are as follows:

 2006      2005
------   -------
$6,171   $20,700

TAX FEES

     Tax fees and expenses billed to the Company for fiscal years 2006 and 2005 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

 2006      2005
------   ------
$8,345   $7,950

ALL OTHER FEES

     Fees and expenses billed to the Company by BKD, LLP for all other services provided during fiscal years 2006 and 2005 are as follows:

2006     2005
----   -------
  0    $21,000

In accordance with Section 10A(i) of the Exchange Act, before BKD, LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by BKD, LLP on its engagement to audit the Company's financial statements for the year ended December 31, 2006 is attributable to work performed by persons other than BKD, LLP employees.

     The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker "non votes," is required for the ratification of the appointment of BKD, LLP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR 2007.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

                                                                  AMOUNT AND
                                                             NATURE OF BENEFICIAL         OWNERSHIP
                           NAME                                    OWNERSHIP        AS A PERCENT OF CLASS
                           ----                              --------------------   ---------------------
Vick N. Bowyer (Director).................................         24,502(1)                 1.05%
David W. Dick (Director)..................................         54,996(2)                 2.36%
Jack R. Franklin (Executive Officer)......................         47,143(3)                 2.02%
John P. Graham (Director).................................          3,000(4)                 0.13%
Terry J. Howard (Director and Executive Officer)..........        104,354(5)                 4.47%
Terry T. Hutchison (Director).............................         35,682(6)                 1.53%
Ellen M. Litteral (Executive Officer).....................         38,820(7)                 1.67%
James D. Motley (Director)................................         23,950(8)                 1.03%
Joseph R. Schroeder (Director)............................         49,582(9)                 2.12%
Larry W. Strohm (Executive Officer).......................         54,902(10)                2.36%
David F. Sullivan (Executive Officer).....................         27,216(11)                1.17%
John W. Welborn (Director)................................         40,138(12)                1.72%
All directors and executive officers as a group (12
   persons)...............................................        504,285                   19.90%

----------
(1) Includes 802 shares in the Naomi J. Bowyer Trust and 800 shares in the Steven N. Bowyer Trust, trusts over which Mr. Bowyer has power of attorney and 1,500 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time and performance vesting requirements. Also includes 19,800 stock options which are currently exercisable.

(2) Includes 23,000 shares owned by Mr. Dick's wife's trust, 600 shares held by Mr. Dick's wife's IRA, and 400 shares held by Mr. Dick's son, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 20,000 stock options which are currently exercisable.

(3) Includes 4,973 shares held in Mr. Franklin's wife's account, 12,624 held by the Bank's 401(k) plan, 5,546 shares held by the ESOP for the account of Mr. Franklin, 1,000 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 5,000 shares which are subject to time and performance vesting requirements. Also includes 18,000 stock options which are currently exercisable.

(4) Includes 1,500 shares granted under the Company's Recognition and Retention Plan which are subject to time and performance vesting.

(5) Includes 10,300 shares held in Mr. Howard's IRA, 4,000 shares held in Mr. Howard's wife's IRA, 28,296 held by the Bank's 401(k) plan, 10,006 shares held by the ESOP for the account of Mr. Howard, 24,000 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 5,178 shares which are subject to time and performance vesting requirements. Also includes 22,174 stock options which are currently exercisable.

(6) Includes 5,000 shares held in Mr. Hutchinson's IRA, 100 shares held by Mr. Hutchinson's daughter, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

(7) Includes 5,000 shares held in Ms. Litteral and her husband's account, 2,094 held by the Bank's 401(k) plan, 5,726 shares held by the ESOP for the account of Ms. Litteral, 3,000 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 5,000 shares which are subject to time and performance vesting requirements. Also includes 18,000 stock options which are currently exercisable.

(8) Includes 1,500 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

(9) Includes 3,000 shares held by Mr. Schroeder's children, 5,000 shares held in Mr. Schroeder's IRA, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

(10) Includes 500 shares held in Mr. Strohm's wife's account, 20,424 held by the Bank's 401(k) plan, 6,378 shares held by the ESOP for the account of Mr. Strohm, 1,000 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 5,000 shares which are subject to time and performance vesting requirements. Also includes 18,000 stock options which are currently exercisable.

(11) Includes 500 shares held in Mr. Sullivan's wife account, 3,716 shares held by the ESOP for the account of Mr. Sullivan, 5,000 shares granted under the Company's Recognition and Retention Plan which are subject to time and performance vesting requirements. Also includes 18,000 stock options which are currently exercisable.

(12) Includes 10,556 shares which are held in Mr. Welborn's wife IRA, 6,082 shares of restricted stock granted under the Company's Recognition and Retention Plan which are subject to time vesting requirements and an additional 1,500 shares which are subject to time and performance vesting requirements. Also includes 22,000 stock options which are currently exercisable.

                        SECURITY OWNERSHIP OF STOCKHOLDER
                               HOLDING 5% OR MORE

                                         NUMBER OF   PERCENT OF
 NAME AND ADDRESS OF BENEFICIAL OWNER    SHARES(1)      CLASS
 ------------------------------------    ---------   ----------
First BancTrust Corporation              229,150(2)     9.9%
Employee Stock Ownership Plan ("ESOP")
101 South Central Avenue
Paris, Illinois 61944

Bay Pond Partners, L.P.                  189,400(3)     8.2%
75 State Street
Boston, Massachusetts 02109

Gerald R. Forsythe                       165,000(4)     7.1%
1111 South Willis Avenue
Wheeling, Illinois 60090

Wellington Management Company, LLP       213,200(5)     9.2%
75 State Street
Boston, Massachusetts 02109

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares.

(2) The First Banc Trust Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the First Banc Trust Corporation Employee Stock Ownership Plan ("ESOP"). As of the record date, 90,606 shares held in the Trust were unallocated, and 138,544 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted by the ESOP Trustee in the same proportion for and against proposals to stock holders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustee and applicable law. Any allocated shares which either abstain on the proposal or are not voted will generally be disregarded in determining the percentage of stock voted will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(3) Based on a Schedule 13G amended joint filing on February 14, 2006 made on behalf of Bay Pond Partners, L.P. ("Bay Pond"), a Delaware limited partnership, Wellington Hedge Management, LLC ("WHML"), a Massachusetts limited liability company which is the sole general partner of Bay Pond, and Wellington Hedge Management, Inc. ("WHMI"), a Massachusetts corporation which is the managing member of WHML. Bay Pond, WHML and WHMI each beneficially own 189,400 shares and have shared voting and dispositive power.

(4) Based on a Schedule 13D filing on May 6, 2002 made on behalf of Gerald R. Forsythe. Mr. Forsythe has the sole power to vote and dispose of all of the 165,000 shares.

(5) Based on a Schedule 13G amended filing on February 14, 2007 made on behalf of Wellington Management Company, LLP ("WMC"), WMC, in its capacity as investment adviser, may be deemed to beneficially own 213,200 shares which are held of record by clients of WMC. WMC has shared voting and dispositive power over 213,200 shares.

                      COMPENSATION DISCUSSION AND ANALYSIS

          The Compensation Committee reviews and approves the Company's goals and objectives relevant to CEO compensation, evaluates the CEO's performance in light of those goals and objectives, and recommends to the Board the CEO's compensation level based on this evaluation. The Compensation Committee also makes recommendations to the Board concerning Director compensation. In most other compensation matters our management provides recommendations to the Compensation Committee. For example, the Compensation Committee also reviews evaluations conducted by the CEO of each senior managers' performance related to the Company's goals and objectives and discusses the accompanying level of compensation proposed by the CEO for each senior manager before recommending each senior manager's compensation level to the Board. In addition, the Compensation Committee reviews the compensation levels proposed by senior management for employees of the Company before recommending each employee's compensation level to the Board. The Compensation Committee also reviews all benefit plans, incentive-compensation plans, and equity-based plans for directors, officers, and employees of the Company and makes recommendations to the Board with respect to these plans. During 2006, no decisions of the Committee were modified in any material way or rejected by the Board of Directors.

                       OBJECTIVES OF COMPENSATION PROGRAM

          The primary objective of our compensation program is to attract and retain qualified, knowledgeable, and energetic employees who are enthusiastic about the Company's mission, purpose, and culture. The accompanying objective of our compensation program is to provide incentives and rewards to each employee relevant to their contributions to the achievement of the Company's goals and objectives. In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors. Finally, we endeavor to make sure that our compensation program is essentially fair to all stakeholders.

               WHAT OUR COMPENSATION PROGRAM IS DESIGNED TO REWARD

          Our compensation program is designed to reward each employee's contribution to the achievement of the Company's goals and objectives. In measuring the CEO's and other key leaders' contribution to the Company, the Compensation Committee considers numerous factors including the Company's growth and financial performance through reference to peer group data supplied by independent sources as well as long-term goals established by the Board of Directors. Company management provides recommendations regarding most compensation matters, not including CEO compensation and director compensation, to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. The Compensation Committee has available to it an outside compensation consultant, and has worked with the consultant to gather comparative compensation data from independent sources and to develop a comprehensive compensation program. Stock price performance has not been a factor in determining annual compensation because the price of the Company's common stock is subject to a variety of factors outside of our control. However, our equity-based incentive plans are designed to encourage key leaders to enhance our financial performance which should positively impact the price of the Company's common stock, even though we do not employ an exact formula for allocating between cash and non-cash compensation.

                            OUR COMPENSATION PROGRAM

The Company's compensation program for executives and other key leaders consists of three elements:

          -    a base salary

          -    a performance-based annual bonus; and

          - a long-term incentive in the form of incentive grants of restricted stock.

          Salary. Base salaries are established for executive officers and senior managers that are intended to be competitive and consistent with amounts paid officers performing similar functions at comparable companies in our market area. The Compensation Committee established a target range for base salaries that is within 15% of the median salary for each position reported by independent sources. The Committee may adjust salaries within this range to reflect the executive's level of responsibility, prior experience, education, breadth of knowledge, and personal performance record. All of these factors are considered on a subjective basis in the aggregate, and none of the factors are accorded a specific weight. When establishing the salary of executives other than his own, Mr. Howard made recommendations to and participated in discussions with the Compensation Committee. It is the Compensation Committee's intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that is creates a negative perception with our other shareholders.

          BONUS. The payment of the annual bonus is primarily contingent upon the attainment of targeted annual net income goals that are established by the Board of Directors at the beginning of each year. When approving bonuses, the Committee may also consider individual performance criteria in addition to Company-wide objectives. The Committee revamped the bonus program for 2005 removing individual performance criteria from consideration in favor of achieving Company-wide financial performance objectives. Since the performance objectives were not met for 2005, no significant bonus payouts were made during 2006 for 2005. In December, 2006, the Compensation Committee recommended approval of aggregated bonus payments of approximately $36,500 to 55 employees based on their individual contribution towards the Company-wide objectives for 2006. These payments are to be made in early 2007. The bonus amount authorized for each of the five named executive officers is set forth in the Compensation Table on page 18.

          STOCK OWNERSHIP. All of our key leaders participate in an incentive compensation plan based primarily on improvement in financial performance over a five-year period. During 2005, the Committee approved restricted stock grants from the 2002 Recognition and Retention Plan for twelve executives and senior managers of 42,678 shares. These shares will be vested based on the achievement of year-over-year goals for profitability improvement and cumulative profitability over a five-year period beginning in 2006 established by the Board of Directors. This program puts a significant portion of each officer's compensation at risk contingent on improving profitability both in the near term and the long term effectively aligning the executive officers' interests with those of shareholders. Since the stated goal for improvement in financial performance in 2006 was not achieved, no shares were vested. However, the CEO is required to analyze progress against the goals established for vesting these shares over the remaining four years. He has determined that it is likely that shares will be vested in the final two years of the program. As a result the expense associated with those vesting shares has been pro-rated over the five years resulting in the recognition of over $81,609 in expense during 2006. Grants made to five named executive officers and the associated expenses recognized in 2006 are set forth in the Compensation Table on page 18.

          On April 22, 2002, stock grants of 32,000 shares from the Plan were awarded to seven executives and senior managers which vest over a five year period. As of December 31, 2006, eighty percent or 25,600 of those shares have been transferred to those recipients. Shares vested to four named executive officers and the associated expenses recognized in 2006 are set forth in the Compensation Table on Page 18.

          In addition, executives and senior managers have been granted 172,174 stock options under the 2002 Stock Option Plan. At December 31, 2005, all of these options are exercisable. Options held by five key executive officers are set forth in the 2006 Outstanding Equity at Fiscal Year-End Table on Page 21.

          The Committee established these plans and made the awards to enhance long term financial performance by motivating executive officers and employees to further the long term goals of the Company.

                     CHIEF EXECUTIVE OFFICER'S COMPENSATION

          The Committee establishes Mr. Howard's salary after reviewing the factors and components described above. Mr. Howard's salary in 2006 was based in part upon the Committee's satisfaction with the following factors: market area expansion, progress on operating efficiencies, continued loan portfolio growth, and continued improvement in overall credit quality. Mr. Howard did not receive a bonus in 2006. Mr. Howard did receive other compensation including allocations under the ESOP, directors fees from the Company, amounts paid for premiums on insurance polices with respect to Mr. Howard, interest on deferred compensation and stock grants approved in 2002 described above. Although expenses were recognized in conjunction with restricted stock grants approved in 2005, no shares will be vested to Mr. Howard in 2007 for 2006.

          Compliance with Section 162(m) of the Internal Revenue Code of 1986.
Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1.0 million paid to the Chief Executive Officer and any of the four other highest paid officers, to the extent they are listed officers on the last day of any given tax year. However, compensation is exempt from this limit if it qualifies as "performance based compensation." Performance based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. We believe performance based compensation is an important tool to provide incentive to senior executives, matching their compensation levels to our performance.

          Although we will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

          The following table shows, for the year ended December 31, 2006, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for the year, to the Chief Executive Officer, Chief Financial Officer and other executive officers ("Named Executive Officers") who accrued compensation in excess of $100,000 in fiscal year 2006.

                           SUMMARY COMPENSATION TABLE

                                                                          CHANGE IN
                                                                           PENSION
                                                                          VALUE AND
                                                                        NONQUALIFIED
                                                                          DEFERRED
                                       BASE                  STOCK      COMPENSATION      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY    BONUS (1)   AWARDS(2)    EARNINGS(3)   COMPENSATION(4)    TOTAL
---------------------------   ----   --------   ---------   ---------   ------------   ---------------   --------
Terry J. Howard
President and CEO             2006   $120,000    $10,000     $63,972       $3,359          $34,015       $231,346

Ellen M. Litteral
Treasurer and CFO             2006   $ 75,400    $ 1,500     $14,160           --          $11,112       $102,172

Jack R. Franklin
Sr. Vice President            2006   $ 80,080        --      $ 9,440           --          $16,862       $106,382

David F. Sullivan
Vice President                2006   $ 87,350    $  450      $ 7,080           --          $15,223       $110,103

Larry W. Strohm
Vice President                2006   $ 80,080    $ 1,000     $ 9,440           --          $15,177       $105,697

(1) Bonuses were approved by the Compensation Committee for 2006, payable by the end of March 2007.

(2) Mr. Howard received $56,640 vested under the 2002 stock grant, and $7,332 represents the current market value of the potential shares to be vested under the 2005 performance and incentive plan. Ms. Litteral received $7,080 vested under the 2002 stock grant, and $7,080 represents the current market value of the potential shares to be vested under the 2005 performance and incentive plan. Mr. Franklin received $2,360 vested under the 2002 stock grant, and $7,080 represents the current market value of the potential shares to be vested under the 2005 performance and incentive plan. The $7,080 for Mr. Sullivan represents the current market value of the potential shares to be vested under the 2005 performance and incentive plan. Mr. Strohm received $2,360 vested under the 2002 stock grant, and $7,080 represents the current market value of the potential shares to be vested under the 2005 performance and incentive plan.

(3) Interest accrued on balances in the executive officer's deferred compensation account.

(4) Mr. Howard's total is comprised of the following: $980 for the economic benefit of life insurance; $2,307 for vacation benefit pay; $15,450 in director fees; and $15,278 for the ESOP value as of December 31, 2006. Ms. Litteral's total is comprised of the following: $181 for the economic benefit of life insurance; $1,450 for vacation benefit pay; $9,481 for the ESOP value as of December 31, 2006. Mr. Franklin's total is comprised of the following: $304 for the economic benefit of life insurance; $1,540 for vacation benefit pay; $5,000 in performance incentive; and $10,018 for the ESOP value as of December 31, 2006. Mr. Sullivan's total is comprised of the following: $344 for the economic benefit of life insurance; $1,680 for vacation benefit pay; $2,460 in loan commissions; and $10,739 for the ESOP value as of December 31, 2006. Mr. Strohm's total is comprised of the following: $304 for the economic benefit of life insurance; $1,540 for vacation benefit pay; $3,216 in loan commissions; and $10,117 for the ESOP value as of December 31, 2006.

BACKGROUNDS OF OUR EXECUTIVE OFFICERS

          Terry J. Howard, Age 59, President and Chief Executive Officer of the First BancTrust Corporation since November, 2000. His began his employment at First Bank & Trust, in 1988 as Executive Vice President and was appointed President and CEO in 1999. His previous employment included seventeen years in other financial institutions where he advanced to the position of Executive Vice President. Graduated from Indiana State University in 1970 with a B.S. in Business and a M.B.A. in 1971. Also a 1978 graduate of the Financial Management Society's Graduate School.

          Jack R. Franklin, Age 53, Senior Vice President of the First BancTrust Corporation since 2005. President of First Bank of Savoy and First Bank of Rantoul (divisions of First Bank & Trust), since 2003. He began his employment at First Bank and Trust in 1992 as a loan officer, and advanced to Senior Vice President Operations in 2000. Previous employment included management of a retail service facility. He graduated from Eastern Illinois University in 1974, with a B.S in Business, and from Vanderbilt University's Graduate School of Bank Operations and Technology in 2001.

          Ellen M. Litteral, CPA, Age 49, Vice President, Treasurer and CFO of First BancTrust Corporation since 2001. She began her employment at First Bank and Trust as Controller in 1985 and advanced to Senior Vice President and CFO in 2003. Previous employment included an accountant in the health service industry following several years employment in public accounting. Ms. Litteral obtained her BS degree in Accounting from Illinois State University.

          Larry W. Strohm, Age 53, Vice President of First BancTrust Corporation since 2001. President of First Bank of Marshall and First Bank of Martinsville (divisions of First Bank & Trust). An employee of the bank since 1983, Mr. Strohm has spent his entire banking career managing the Clark County offices for First Bank and Trust. Previous employment included City Manager of Marshall, Illinois. Mr. Strohm graduated from Lake Land College, in Mattoon, Illinois, in 1973, with an Associates Degree in Accounting.

          David F. Sullivan, Age 54, Vice President of First BancTrust Corporation since 2004. President First Bank of Paris (a division of First Bank & Trust). He began his employment at First Bank and Trust in 2002 as Vice President and Senior Lending Officer. Previous employment experience includes president of a community bank following 27 years in the banking industry. Mr. Sullivan is a 1974 graduate of the University of Illinois with a BS in Agriculture Economics and a 1992 graduate of the Prochnow Foundation's Graduate School of Banking.

EMPLOYMENT AGREEMENTS

     First BancTrust and First Bank have entered into an employment agreement with Terry J. Howard pursuant to which they have agreed to employ Mr. Howard as President and Chief Executive Officer of First BancTrust and First Bank for a term of two years. The agreement provides that Mr. Howard will initially be paid a salary level of $107,500. The employment agreement will be reviewed annually. The term of Mr. Howard's employment agreement shall be extended each year for a successive additional one-year period upon the approval of the employers' Boards of Directors, unless either party elects, not less than 60 days prior to the annual anniversary date, not to extend the employment term. The employment agreement shall be terminable with or without cause by the employers. Mr. Howard shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability or retirement, except as described below. The agreement provides for certain benefits in the event of Mr. Howard's death. Payments upon termination or a change in control are also described below.

SEVERANCE AGREEMENTS

     First BancTrust and First Bank have entered into a severance agreement with Larry W. Strohm pursuant to which they have agreed to specify the severance benefits which shall be due Mr. Strohm in the event that his employment with First BancTrust and First Bank is terminated under specified circumstances. The agreement provides that Mr. Strohm will perform such executive services as may be consistent with his titles and from time to time assigned to him by the Employer's Boards of Directors. The severance agreement will be reviewed annually. The term of Mr. Strohm's severance agreement shall be extended each year for a successive additional one-year period upon the approval of the employers' Boards of Directors, unless either party elects, not less than 60 days prior to the annual anniversary date, not to extend the term of the severance agreement. The severance agreement shall be terminable with or without cause by the employers. Mr. Strohm shall have no right to compensation or other benefits pursuant to the severance agreement for any period after voluntary termination or termination by the employers for cause, disability or retirement, except as described below. The agreement provides for certain benefits in the event of Mr. Strohm's death. Payments upon termination or a change in control are also described below.

401(K) PLAN

     First Bank has a 401(k) Plan in which substantially all employees may participate. First Bank may contribute to the 401(k) Plan at the discretion of the Board of Directors.

VOLUNTARY EMPLOYEE'S BENEFIT ASSOCIATION

     First Bank also maintains a voluntary employee's benefit association for the benefit of substantially all of its full-time employees. Benefits available under the voluntary employee's benefit association include major medical, life, accidental death and dismemberment, and disability insurance. These benefits are available to all employees who have attained a minimum age and length of service. The voluntary employee's benefit association is funded through voluntary contributions from employees and contributions from First Bank.

EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

     First BancTrust has established an ESOP for employees of First BancTrust and First Bank. Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in our employee stock ownership plan.

     The ESOP borrowed funds from First BancTrust to purchase 243,340 shares of Common Stock in the Bank's conversion from mutual to stock form. The loan to our ESOP will be repaid principally from our contributions to our ESOP over a period of eight years, beginning in 2001, and the collateral for the loan will be the Common Stock purchased by our ESOP. First BancTrust may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by First BancTrust or upon the sale of treasury shares by First BancTrust. Such purchases, if made, would be funded through additional borrowings by our ESOP or additional contributions from First BancTrust. The timing, amount and manner of future contributions to our ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions. The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

2002 STOCK OPTION PLAN

     An aggregate of 304,174 shares of Common Stock were reserved under the 2002 Stock Option Plan. At December 31, 2006, 304,174 options to acquire shares of Common Stock had been granted and 289,974 are currently outstanding. All of the outstanding options are currently exercisable.

2002 RECOGNITION AND RETENTION PLAN

     The Recognition Plan acquired 121,670 shares of Common Stock. At December 31, 2006, 121,670 shares had been granted to directors and executive officers and 54,489 of such shares had vested. Under the Recognition Plan, shares are awarded as restricted stock which vests over a period specified by the Board or the Compensation Committee. The restricted stock granted will vest over a five-year period and 53,178 of such shares are subject to performance vesting requirements.

DEFERRED COMPENSATION PLAN

     The Deferred Compensation Plan allows those granted shares under the Recognition Plan to defer the receipt of vested shares. At December 31, 2006, 48,555 vested shares had been deferred.

OPTION GRANTS IN 2006

          There were no Stock Option Grants made during 2006.

             2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

                                                                                                 STOCK AWARDS
                                                                          ---------------------------------------------------------
                                                                                                                          EQUITY
                                                                                                                        INCENTIVE
                                                                                                   EQUITY INCENTIVE    PLAN AWARDS:
                                                                                                     PLAN AWARDS:       MARKET OR
                                       OPTION AWARDS                                     MARKET        NUMBER OF      PAYOUT VALUE
                    ---------------------------------------------------    NUMBER OF    VALUE OF       UNEARNED        OF UNEARNED
                     NUMBER OF      NUMBER OF                              SHARES OR    SHARES OR    SHARES, UNITS    SHARES, UNITS
                     SECURITIES     SECURITIES                             UNITS OF     UNITS OF       OR OTHER          OR OTHER
                     UNDERLYING     UNDERLYING     OPTION                 STOCK THAT   STOCK THAT     RIGHTS THAT      RIGHTS THAT
                    UNEXERCISED    UNEXERCISED    EXERCISE     OPTION      HAVE NOT     HAVE NOT       HAVE NOT         HAVE NOT
                      OPTIONS        OPTIONS        PRICE    EXPIRATION     VESTED       VESTED         VESTED            VESTED
       NAME             (#)            (#)           ($)        DATE          (#)          ($)            (#)              ($)
       ----         -----------   -------------   --------   ----------   ----------   ----------  ----------------   -------------
                    EXERCISABLE   UNEXERCISABLE
Terry J. Howard        22,174           --          $9.87     5/15/2013   9,976(1)      $117,717          --                --

Ellen M. Litteral      18,000           --          $9.87     5/15/2013   5,600(2)(4)   $ 66,080          --                --

Jack R. Franklin       18,000           --          $9.87     5/15/2013   5,200(2)(3)   $ 61,360          --                --

Larry W. Strohm        18,000           --          $9.87     5/15/2013   5,200(2)(3)   $ 61,360          --                --

David F. Sullivan      18,000           --          $9.87     5/15/2013   5,000(2)      $ 59,000          --                --

(1) Represents 5,176 shares of the 2002 performance stock grant not yet vested, and the remaining 4,800 shares of the 2002 stock grant.

(2)  Represents 5,000 shares of the 2005 performance stock grant not vested.

(3)  Includes 200 shares not yet vested under the 2002 plan.

(4)  Includes 600 shares not yet vested under the 2002 plan.

                  2006 NONQUALIFIED DEFERRED COMPENSATION TABLE

                                                   REGISTRANT                                AGGREGATE     AGGREGATE BALANCE
                    EXECUTIVE CONTRIBUTION   CONTRIBUTIONS IN LAST    AGGREGATE EARNINGS   WITHDRAWALS /     AT LAST FISCAL
                      IN LAST FISCAL YEAR         FISCAL YEAR        IN LAST FISCAL YEAR   DISTRIBUTIONS        YEAR-END
       NAME                   ($)                     ($)                    ($)                ($)               ($)
       ----         ----------------------   ---------------------   -------------------   -------------   -----------------
Terry J. Howard             $10,546                    --                   $3,359               --             $63,863

TERMINATION/CHANGE-IN-CONTROL PAYMENTS

          Terry J. Howard. Under Mr. Howard's current employment agreement, he is entitled to different payments and benefits depending upon the manner in which his employment terminates. If Mr. Howard retires or becomes disabled, he is entitled to continued life, medical, dental and disability coverage for the remaining term of his employment agreement. Assuming in accordance with recently enacted SEC disclosure rules that this occurred on December 31, 2006, the estimated aggregate benefits to be provided to Mr. Howard would be approximately $10,995.

     If Mr. Howard is terminated for cause or he terminates other than for disability, retirement, death or good reason, his right to compensation and benefits ends on his date of termination.

     If Mr. Howard terminates because of a material breach of his employment agreement, he is terminated other than for cause, disability, retirement or death, or he terminates for good reason, then Mr. Howard will be entitled to a cash severance amount equal to two times his average annual compensation for the last five calendar years (payable in either 24 installments or as a lump sum), plus the continuation of insurance and employee benefits for the remaining term of his employment agreement.

     The employment agreement provides that, in the event any of the payments to be made upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes. Based upon compensation levels at December 31, 2006, if a termination occurred in the manner described in the immediately preceding paragraph, the estimated aggregate value of compensation and benefits to be provided to Mr. Howard would be approximately $380,776.

     "Good Reason" is defined under the agreement to mean a termination by Mr. Howard within 24 months following a change in control (as defined immediately below) based on, among other things, (i) a failure to re-appoint Mr. Howard as President of the bank or a material adverse change in his duties; (ii) a material reduction in his compensation; or (iii) a relocation of more than 30 miles. "Change in Control" is a change of control of First BancTrust that would be required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of First BancTrust's outstanding voting securities and (2) a change in a majority of the directors of First BancTrust during any three-year period without the approval of at least two-thirds of the persons who were directors of First BancTrust at the beginning of such period.

          Larry W. Strohm. Under Mr. Strohm's current severance agreement, he is entitled to different payments and benefits depending upon the manner in which his employment terminates. If Mr. Strohm retires or becomes disabled, he is entitled to continued life, medical, dental and disability coverage for the remaining term of his employment agreement. Assuming in accordance with recently enacted SEC disclosure rules that this occurred on December 31, 2006, the estimated aggregate benefits to be provided to Mr. Strohm would be approximately $6,963.

     If Mr. Strohm is terminated for cause or he terminates other than for disability, retirement, death or good reason, his right to compensation and benefits ends on his date of termination.

     If Mr. Strohm terminates because of a material breach of his severance agreement, he is terminated other than for cause, disability, retirement or death, or he terminates for good reason, then Mr. Strohm will be entitled to a cash severance amount equal to his average annual compensation for the last five calendar years (payable in either 12 installments or as a lump sum), plus the continuation of insurance and employee benefits for the remaining term of his severance agreement.

     The severance agreement provides that, in the event any of the payments to be made upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes. Based upon compensation levels at December 31, 2006, if a termination occurred in the manner described in the immediately preceding paragraph, the estimated aggregate value of compensation and benefits to be provided to Mr. Strohm would be approximately $95,818.

     "Good Reason" is defined under the agreement to mean a termination by Mr. Strohm within 24 months following a change in control (as defined immediately below) based on, among other things, without Mr. Strohm's express written consent, (i) the failure to re-appoint Mr. Strohm as the Senior Vice President, Manager of the Marshall Branch of the bank or a material adverse change in his duties; (ii) a material reduction in his compensation; or (iii) a relocation of more than 30 miles. "Change in Control" is a change of control of First BancTrust that would be required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of First BancTrust's outstanding voting securities and (2) a change in a majority of the directors of First BancTrust during any three-year period without the approval of at least two-thirds of the persons who were directors of First BancTrust at the beginning of such period.

DIRECTORS' COMPENSATION

          Each director of the Company and the Bank receives $250 for Board meetings held, but only if attended. Each director of the Company receives a quarterly compensation of $1,275, whether or not the meeting(s) are attended except the Chairman of the Board of the Company receives a total of $1,785 quarterly. Each director of the Bank also receives a quarterly compensation of $1,275, whether or not they attend meeting(s) except the Chairman receives a total of $1,785 quarterly. Each director of the Company and First Bank receives $250 for each committee meeting attended except Mr. Howard who receives no committee fees from either the Company or First Bank. If additional Board meetings are held, directors receive additional compensation of $250 per meeting, but only if attended. The Company has a deferred director fee plan covering certain directors whereby each director may elect to defer all or a portion of their annual fees. First Bank Directors Emeritus, Mary Ann Tucker, Doctor Robert Sprague, C. Kenneth Bridwell, and Robert Hodge receive $1,530 each quarter whether or not meetings are attended. Doctor Sprague receives an additional $1,530 per quarter retainer as a public relations officer.

          Directors are also eligible to participate in the Company's Recognition and Retention Plan and the Company's 2002 Stock Option Plan. In 2006, each director received a restricted stock award of 1,500 shares, subject to time and performance vesting requirements. In 2002 and 2003, Messrs. Sprague, Hutchison, Welborn, Dick and Schroeder and Director Emeritus, Mary Ann Tucker, each received a restricted stock award of 6,082 shares subject to time vesting requirements. In 2003, Messrs. Hutchison, Welborn, Schroeder, Dick, Motley and Bowyer were each granted stock options totaling 22,000 shares which are currently exercisable at $9.87 per share.

                        2006 DIRECTOR COMPENSATION TABLE

                                                                             CHANGE
                                                                           IN PENSION
                                                                            VALUE AND
                                                                          NONQUALIFIED
                                                                            DEFERRED
                       FEES EARNED OR                                     COMPENSATION     ALL OTHER
                      PAID IN CASH(1)   STOCK AWARDS(2)   OPTION AWARDS    EARNINGS(3)   COMPENSATION    TOTAL
        NAME                ($)              ($)               ($)             ($)            ($)         ($)
        ----          ---------------   ---------------   -------------   ------------   ------------   -------
Vick N. Bowyer            $19,200           $ 2,124             --                --          --        $21,324

David W. Dick             $20,950           $16,478             --           $10,070          --        $47,498

John P. Graham            $16,900           $ 2,124             --           $    43          --        $19,067

Terry T. Hutchison        $24,950           $16,478             --           $ 1,741          --        $43,169

James D. Motley           $19,950           $ 2,124             --           $   870          --        $22,944

Joseph R. Schroeder       $18,450           $16,478             --           $ 2,624          --        $37,552

John W. Welborn           $28,780           $16,478             --           $ 4,469          --        $49,727

(1)  See above Director's Compensation for a discussion of director's fees.

(2) Represents the ratable portion of the value of grants made in 2006 and prior years, calculated in accordance with FAS 123(R), to the extent the vesting period fell in 2006. Please refer to Footnote 26 to our Financial Statements for a discussion of the assumptions related to this calculation of such value. The Stock Awards for Mr. Bowyer, Mr. Graham, and Mr. Motley represent unvested stock grants under the 2005 performance based awards. The Stock Awards for Mr. Dick, Mr. Hutchison, Mr. Schroeder, and Mr. Welborn represent the unvested stock under the 2005 Performance based awards, as well as the market value of 1,216 shares vested under the 2002 Stock grant.

(3) Represents interest accrued on the balances of the deferred compensation accounts for each director.

                    INTERLOCKS AND RELATED PARTY TRANSACTIONS

TRANSACTIONS WITH CERTAIN RELATED PERSONS

          The Company has adopted a Related Party Transactions Policy which requires the audit committee and a majority of disinterested board members to approve any transaction with a related party, with the exception of the following: (i) transactions available to all employees generally, (ii) those involving less than $25,000 in the aggregate, and (iii) loans subject to banking Regulation O (in which case the Bank and related party must comply with Regulation O).

          The Bank makes loans to directors and executive officers from time-to-time in the ordinary course of business. The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Compensation Committee of the Board of Directors is comprised of David W. Dick, John P. Graham, James D. Motley, and Joseph R. Schroeder, none of whom is or was formerly an officer of the Company. Neither David W. Dick, John
P. Graham, James D. Motley, nor Joseph R. Schroeder had any relationship with the Company which would have required disclosure in this Proxy Statement under the caption "Transactions with Certain Related Parties." No executive officer of the Company served as a director of any other for-profit entity in 2006 or on the compensation committee of any such entity.

                          COMPENSATION COMMITTEE REPORT

          The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management; and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

                           THE COMPENSATION COMMITTEE

         David W. Dick (Chair)          James D. Motley
         John P. Graham                 Joseph R. Schroeder

                             AUDIT COMMITTEE REPORT

          The Audit Committee is comprised of four directors (Messrs. John P. Graham, Terry T. Hutchison, James D. Motley, and John W. Welborn). Each of the directors is independent, under the definition contained in Rule 4200(a)(15) of the listing standards of The NASDAQ Stock Market. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an Appendix to the Proxy Statement for the 2005 Annual Meeting and is available on our website at http://www.firstbanktrust.com.

          In connection with the audited financial statements contained in the Company's 2006 annual report on Form 10-K for the fiscal year ended December 31, 2006, the Audit Committee reviewed and discussed the audited financial statements with management and BKD, LLP. The Audit Committee discussed with BKD, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

          Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

                               THE AUDIT COMMITTEE

  John P. Graham  Terry T. Hutchison  James D. Motley (Chair)  John W. Welborn

                           COMPLIANCE WITH SECTION 16

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

          Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934.

                              STOCKHOLDER PROPOSALS

          Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 101 South Central Avenue, P.O. Box 880, Paris, Illinois 61944,
Attention: Secretary, no later than November 24, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company's Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested. Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than November 24, 2007 in connection with the next annual meeting of stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Bylaws. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

          Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        David W. Dick, Corporate Secretary

                                                             (FBTC LOGO)

                                                     FIRST BANCTRUST CORPORATION
                                 CORDIALLY INVITES YOU TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS
                                               MONDAY, APRIL 23, 2007, 10:00 A.M. CDT
                                                        HUMAN RESOURES CENTER
                                                  118 EAST COURT STREET, PARIS, IL

------------------------------------------------------------------------------------------------------------------------------------
                                      YOU CAN VOTE IN ONE OF TWO WAYS: 1) BY MAIL, 2) BY PHONE.
                                        See the reverse side of this sheet for instructions.
                               IF YOU ARE NOT VOTING BY TELEPHONE, COMPLETE BOTH SIDES OF PROXY CARD,
                                           DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                                                     Illinois Stock Transfer Co.
                                                209 West Jackson Boulevard, Suite 903
                                                       Chicago, Illinois 60606
------------------------------------------------------------------------------------------------------------------------------------

DETACH PROXY CARD HERE                                                          DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of
Directors recommends that you vote FOR the nominees for director listed on the reverse side hereof and FOR the proposal to ratify the independent auditors for
2007. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 23, 2007, a Proxy Statement for the Annual Meeting and the 2006 Annual Report to Stockholders.

VOTER CONTROL NUMBER ABOVE NAME HERE                                               FIRST BANCTRUST CORPORATION

                                                                                   If you plan to personally attend the Annual
                                                                                   Meeting of Stockholders on April 23, 2007, please
                                                                                   check the box and list the names of attendees
                                                                                   below.

                                                                                   Return this stub in the enclosed envelope with
                                                                                   your completed proxy card.
                                        Dated:
                                               ---------------------------------   I/We do plan to attend the Annual Meeting. [ ]


                                        Signature:
                                                   -----------------------------   Names of persons attending:

                                                                                   -------------------------------------------------
                                        Signature:
                                                   -----------------------------   -------------------------------------------------

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. ONLY ONE SIGNATURE
IS REQUIRED IN CASE OF A JOINT ACCOUNT. WHEN SIGNING AS AN ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                                           TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                                                        TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.   Read the accompanying Proxy Statement.

2.   Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.   When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be COMPLETED and SUBMITTED prior to Friday, April 20, 2007 at 11:59 p.m. Central
Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

                               IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL

------------------------------------------------------------------------------------------------------------------------------------
                                           FIRST BANCTRUST CORPORATION                                               REVOCABLE PROXY
                                           -----------------------------------------------------------------------------------------
                                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST BANCTRUST
                                           CORPORATION (THE "COMPANY") FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                           ON APRIL 23, 2007 AND AT ANY ADJOURNMENT THEREOF.

                                           The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Human
                                           Resources Center located at 118 East Court Street, Paris, Illinois, on Monday, April 23,
                                           2007, at 10:00 a.m. Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.
                                           -----------------------------------------------------------------------------------------
                                           1.   Election of Directors

                                                [ ]   FOR all nominees listed      [ ]   WITHHOLD AUTHORITY to
                                                      (except as marked to the           vote for all nominees listed.
                                                      contrary.)

                                                Nominees for three-year term: 01 Terry T. Hutchison 02 John W. Welborn

                                                (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
                                                ------------------------------------------------------------------------------------
                                           2.   Proposal to ratify the appointment of BKD, LLP as the Company's independent auditors for the year ending December 31, 2007.

                                                [ ]   FOR    [ ]   AGAINST   [ ]   ABSTAIN

                                           SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
                                           MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE
                                           BOARD OF DIRECTORS AND FOR THE PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS FOR 2007, AND
                                           OTHERWISE AT THE DISCRETION OF THE PROXIES.

                                                                                                    (to be signed on the other side)